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                                   EXHIBIT 11


                               NOVADEL PHARMA INC.


                         EARNINGS PER SHARE COMPUTATION



                                                             YEAR ENDED
                                                            JULY 31, 2003
                                                   ----------------------------
                                                                BASIC
                                                   ----------------------------

Weighted average shares outstanding                          15,419,000
Dilutive effect of stock performance plans (1)                    -
                                                   ----------------------------
     Total                                                   15,419,000

Net Income (loss)                                            (5,815,000)
                                                   ----------------------------

Earnings per share                                              (.38)
                                                   ----------------------------


                                                             YEAR ENDED
                                                            JULY 31, 2002
                                                   ----------------------------

                                                                BASIC
                                                   ----------------------------
Weighted average shares outstanding                          11,361,000
Dilutive effect of stock performance plans (1)                   --
                                                   ----------------------------
     Total                                                   11,361,000

Net Income (loss)                                            (4,290,000)
                                                   ----------------------------
Earnings per share                                                 (.38)
                                                   ----------------------------




         (1) Since the company has reported a loss for each period, no potential shares from stock performance plans have been presented, as their effect would be anti-dilutive.